UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NextEra Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com/NEE Control # V69815-P30924 700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408 NEXTERA ENERGY, INC. You invested in NEXTERA ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 22, 2025. Get informed before you vote View the proxy statement and annual report to security holders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com/NEE, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 22, 2025 8:00 a.m. Central time 12 Sixth Street South Minneapolis, Minnesota 2025 Annual Meeting Vote by May 21, 2025 11:59 PM ET. For shares held in a Plan, vote by May 19, 2025 11:59 PM ET.

Vote at www.ProxyVote.com/NEE Prefer to receive an email instead? While voting on www.ProxyVote.com/NEE, be sure to click “Delivery Settings”. V69816-P30924 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election as Directors of the nominees specified in the proxy statement. Nominees: 1a. Nicole S. Arnaboldi For 1b. James L. Camaren For 1c. Naren K. Gursahaney For 1d. Kirk S. Hachigian For 1e. Maria G. Henry For 1f. John W. Ketchum For 1g. Amy B. Lane For 1h. Geoffrey S. Martha For 1i. David L. Porges For 1j. Deborah L. “Dev” Stahlkopf For 1k. John A. Stall For 1l. Darryl L. Wilson For 2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy’s independent registered public accounting firm for 2025. For 3. Approval, by non-binding advisory vote, of NextEra Energy’s compensation of its named executive officers as disclosed in the proxy statement. For NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof.